UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)—May 8, 2019
ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08 Bermuda
(Address of principal executive offices)
Registrant’s telephone number, including area code: (441) 279-5700
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of exchange on which registered
Common Shares, $0.01 per share	AGO	New York Stock Exchange

Item 5.02     Departure of Directors or Certain Officers; Election or Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)    At the 2019 annual general meeting of shareholders of Assured Guaranty Ltd. (the “Company”) held on May 8, 2019, the Company’s shareholders approved the Employee Stock Purchase Plan, as amended through the third amendment (the "ESPP"), increasing the number of common shares available for issuance under the ESPP by 250,000 common shares, which shares are in addition to the 600,000 common shares previously reserved under the ESPP, for a total of 850,000 common shares. A more complete description of the ESPP is contained in the Company’s proxy statement dated March 27, 2019 (the "2019 Proxy Statement") as filed with the Securities and Exchange Commission, under the heading "Proposal No. 3: Approval of Employee Stock Purchase Plan, as Amended," which is hereby incorporated herein by reference. For the full text of the ESPP, which is hereby incorporated herein by reference, see Exhibit 10.1 hereto.

Item 5.07     Submission of Matters to a Vote of Security Holders

The Company convened its annual general meeting of shareholders on May 8, 2019, pursuant to notice duly given. The matters voted upon at the meeting and the results of such voting are set forth below:

1.	Election of Directors
	1a)	Francis L. Borges
		For	Against	Abstain	Broker Non-Votes
		88,624,031	987,008	67,950	4,768,564
	1b)	G. Lawrence Buhl
		For	Against	Abstain	Broker Non-Votes
		88,333,335	1,277,703	67,951	4,768,564
	1c)	Dominic J. Frederico
		For	Against	Abstain	Broker Non-Votes
		88,800,931	810,108	67,950	4,768,564
	1d)	Bonnie L. Howard
		For	Against	Abstain	Broker Non-Votes
		89,588,387	22,769	67,833	4,768,564
	1e)	Thomas W. Jones
		For	Against	Abstain	Broker Non-Votes
		89,587,550	23,589	67,850	4,768,564
	1f)	Patrick W. Kenny
		For	Against	Abstain	Broker Non-Votes
		85,535,802	4,075,336	67,851	4,768,564
	1g)	Alan J. Kreczko
		For	Against	Abstain	Broker Non-Votes
		89,588,006	22,813	68,170	4,768,564
	1h)	Simon W. Leathes
		For	Against	Abstain	Broker Non-Votes
		89,513,745	97,073	68,171	4,768,564
	1i)	Michael T. O'Kane
		For	Against	Abstain	Broker Non-Votes
		88,432,048	1,179,091	67,850	4,768,564
	1j)	Yukiko Omura
		For	Against	Abstain	Broker Non-Votes
		89,586,638	19,656	72,695	4,768,564
2.	To approve, on an advisory basis, the compensation paid to the Company's named executive officers.
		For	Against	Abstain	Broker Non-Votes
		83,692,611	5,918,736	67,642	4,768,564

3.	To approve our employee stock purchase plan as amended through the third amendment:
		For	Against	Abstain	Broker Non-Votes
		89,292,977	359,748	26,264	4,768,564
4.
To appoint PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent auditor for the fiscal year ending December 31, 2019, and to authorize the Board of Directors, acting through its Audit Committee, to set the fees of the independent auditor:

		For	Against	Abstain
		93,344,652	1,030,349	72,552
5A.	To authorize the Company to vote for directors of the Company's subsidiary, Assured Guaranty Re Ltd. ("AG Re"):
	5aa.	Howard W. Albert
		For	Against	Abstain	Broker Non-Votes
		89,579,351	48,972	50,666	4,768,564
	5ab.	Robert A. Bailenson
		For	Against	Abstain	Broker Non-Votes
		89,606,636	29,487	42,866	4,768,564
	5ac.	Russell B. Brewer II
		For	Against	Abstain	Broker Non-Votes
		89,606,866	29,257	42,866	4,768,564
	5ad.	Gary Burnet
		For	Against	Abstain	Broker Non-Votes
		89,606,794	29,647	42,548	4,768,564
	5ae.	Ling Chow
		For	Against	Abstain	Broker Non-Votes
		89,607,828	24,386	46,775	4,768,564
	5af.	Stephen Donnarumma
		For	Against	Abstain	Broker Non-Votes
		89,349,023	287,098	42,868	4,768,564
	5ag.	Dominic J. Frederico
		For	Against	Abstain	Broker Non-Votes
		89,349,440	283,194	46,355	4,768,564
	5ah.	Walter A. Scott
		For	Against	Abstain	Broker Non-Votes
		89,607,551	23,807	47,631	4,768,564
5B.	To authorize the Company to appoint PwC as AG Re's independent auditor for the fiscal year ending December 31, 2019.
		For	Against	Abstain
		93,337,402	1,030,961	79,190

Item 9.01	Financial Statements and Exhibits. (d) Exhibits
Exhibit Number	Description	Method of Filing
10.1	Assured Guaranty Ltd. Employee Stock Purchase Plan, as amended through the Third Amendment	Incorporated by reference to Exhibit 10.4 to the Company’s Report on Form 10-Q for the quarter ended March 31, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURED GUARANTY LTD.

By:	/s/ Ling Chow
Name: Ling Chow
Title: General Counsel

DATE: May 13, 2019